UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


   Date of report (Date of earliest event reported):  July 15, 2004



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                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)


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   Maryland                     1-14045             36-4219376
----------------           -----------------     ------------------
(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)




                         4800 Montgomery Lane
                               Suite M25
                       Bethesda, Maryland 20814
               ----------------------------------------
               (Address of principal executive offices)




  Registrant's telephone number, including area code:  (301) 941-1500




                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits

           The following exhibit is included with this Report:

           Exhibit 99.1 Press release dated July 15, 2004 issued by LaSalle Hotel Properties.


ITEM 9.  REGULATION FD DISCLOSURE

          LaSalle Hotel Properties (NYSE: LHO) today announced an increase in its monthly dividend to $0.08 per common share of beneficial interest for each of the months of July, August and September 2004. This represents a 14.3 percent increase from the prior monthly dividend and results in a
3.8 percent annualized yield based on the Company's closing share price on July 14, 2004. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.




     NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES




Dated:  July 15, 2004             BY:  /s/ HANS WEGER
                                       ------------------------------
                                       Hans Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer

                             EXHIBIT INDEX
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Exhibit
Number     Description
-------    -----------

  99.1     Press release dated July 15, 2004 issued by
           LaSalle Hotel Properties.